                                                                   Exhibit 10.15






                      AMENDMENT NO. 1 TO CREDIT AGREEMENT



        AMENDMENT dated as of August 2, 1995 among RPM, INC. (the "Company") and the LENDERS listed on the signature pages hereof (the "Lenders").


                            W I T N E S S E T H :


        WHEREAS, the Company, the Lenders and The Chase Manhattan Bank (National Association), as Administrative Agent (the "Administrative Agent") are parties to a Credit Agreement dated as of June 23, 1994 (as amended from time to time, the "Credit Agreement");

        WHEREAS, the parties hereto desire to amend certain provisions of the Credit Agreement in accordance with the terms hereof;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement", "the Credit Agreement" and each other similar reference contained in the Credit Agreement shall from and after the date hereof refer to the Credit Agreement as amended and modified hereby.

        SECTION 2. AMENDMENT OF SECTION 1.01 OF THE CREDIT AGREEMENT. The definition of "Revolving Credit Period" in Section 1.01 of the Credit Agreement is amended and restated to read in its entirety as follows:

                  "REVOLVING CREDIT PERIOD" shall mean the period from and including the date hereof to but not including August 2, 2000.

        SECTION 3. AMENDMENT OF SECTION 2.01 OF THE CREDIT AGREEMENT. Section
2.01 of the Credit Agreement is amended by deleting "(a)" at the beginning thereof and by deleting subsection (b) in its entirety.

        SECTION 4.  AMENDMENT OF SECTION 9.08 OF THE CREDIT AGREEMENT.
Section 9.08 of the Credit Agreement is amended to replace "60%" with "62.5%".

        SECTION 5. AMENDMENT OF SECTION 9.13 OF THE CREDIT AGREEMENT. Clause
(iv) of Section 9.13 of the Credit Agreement is amended to insert "(other than a Subsidiary of the Company)" immediately after "Company" in both places in such clause in which "Company" appears.

        SECTION 6. AMENDMENT OF PRICING SCHEDULE. The Pricing schedule is amended and restated to read in its entirety as set forth in the attached Pricing Schedule.

        SECTION 7. REDUCTION OF COMMITMENTS. As of the date hereof, the Commitments shall be reduced by $150,000,000 to $150,000,000.

        SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

        SECTION 9. COUNTERPARTS; EFFECTIVENESS. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received:

                  (a) duly executed counterparts hereof signed by the Company and the Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received facsimile, telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party);

                  (b) an opinion of Calfee, Halter & Griswold, counsel to the Company, substantially in the form of Exhibit A hereto; and

                  (c) all documents the Administrative Agent may reasonably request relating to the existence of the Company, the corporate authority for and the validity of the Credit Agreement as amended by this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                SECTION 10. EFFECT OF AMENDMENTS. Except as expressly set forth herein, the amendments contained herein shall not constitute a waiver or amendment of any term or condition of the Credit Agreement, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                              RPM, INC.


                              By:     /s/ Frank C. Sullivan
                                 -----------------------------------
                                   Name:   Frank C. Sullivan
                                   Title:  Vice President and
                                           Chief Financial Officer


                              THE CHASE MANHATTAN BANK
                                  (NATIONAL ASSOCIATION)


                              By:    /s/ Lawrence Shields
                                 -----------------------------------
                                   Name:   Lawrence Shields
                                   Title:  Managing Director


                              NATIONAL CITY flANK


                              By:    /s/ Terri L. Cable
                                 -----------------------------------
                                   Name:   Terri L. Cable
                                   Title:  Vice President


                              THE FIRST NATIONAL BANK
                                  OF CHICAGO


                              By:    /s/ Stephanie L. Tucker
                                 -----------------------------------
                                   Name:   Stephanie L. Tucker
                                   Title:  Vice President


                              CREDIT LYONNAIS CHICAGO BRANCH


                              By:     /s/ Mary Ann Klemm
                                 -----------------------------------
                                   Name:   Mary Ann Klemm
                                   Title:  Vice President and
                                           Group Head

                              CREDIT LYONNAIS CAYMAN
                                ISLAND BRANCH

                              By:     /s/ Mary Ann Klemm
                                 -----------------------------------
                                   Name:   Mary Ann Klemm
                                   Title:  Authorized Signature

                              HARRIS TRUST AND SAVINGS BANK


                              By:    /s/ Keith L. Burson
                                 -----------------------------------
                                   Name:   Keith L. Burson
                                   Title:  Vice President


                              PNC BANK, NATIONAL ASSOCIATION


                              By:     /s/ Christonher L. Helmeci
                                 -----------------------------------
                                   Name:   Christopher L. Helmeci
                                   Title:  Assistant Vice President


                              SOCIETY NATIONAL RANK


                              By:     /s/ Marianne T. Meil
                                 -----------------------------------
                                   Name'  Marianne T. Meil
                                   Title:  Assistant vice President


                              THE BOATMEN'S NATIONAL BANK
                                 OF ST. LOUIS


                              By:    /s/ Jay H. Nilson
                                 -----------------------------------
                                   Name:   Jay H. Nilson
                                   Title:  Vice President


                              WACHOVIA BANK OF GEORGIA, N.A.


                              By:   /s/ J. Peter Peyton
                                 -----------------------------------
                                   Name:   J. Peter Peyton
                                   Title:  Senior Vice president

                                PRICING SCHEDULE



                The "Applicable Margin" for each Type of Loan and the commitment fee rate for any day are the respective percentages set forth below in the applicable row under the column corresponding to the Status that exists on such day:

        --------------------------------------------------------------
                        Level   Level   Level   Level   Level   Level
        Status            I      II      III      IV      V       VI
        --------------------------------------------------------------
        Euro-Dollar      .30%    .35%   .425%   .475%  .625%      1.0%
        Loans
        --------------------------------------------------------------
        CD Loans        .425%   .475%    .55%    .60%   .75%    1.125%
        --------------------------------------------------------------
        Commitment Fee   .10%   .115%    .14%  .1875%   .25%     .375%
        Rate
        --------------------------------------------------------------
        Base Rate Loans    0%      0%      0%      0%     0%        0%
        --------------------------------------------------------------

                For purposes of this Schedule, the following terms have the following meanings:

                "Applicable Indebtedness" means senior unsecured long-term debt of the Company.

                "Implied Rating" means the implied rating issued for the Company's Applicable Indebtedness on the basis of the rating issued for the Company's zero coupon redeemable convertible subordinated notes (the "Notes"), or, if no such implied rating has been issued, a rating one designation higher than the rating issued for the Notes.

                "Level I Status" exists at any date if, at such date, the Applicable Indebtedness is rated or has received an Implied Rating of A- or higher by or from S&P and A3 or higher by or from Moody's.

                "Level II Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated or has received an Implied Rating of BBB+ or higher by or from S&P and Baa1 or higher by or from Moody's and (ii) Level I Status does not exist.

                "Level III Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated or has received an Implied Rating of BBB or higher by or from S&P and Baa2 or higher by or from Moody's and (ii) neither Level I Status nor Level II Status exists.

                "Level IV Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated or has received an Implied Rating of BBB- or higher by or from S&P and Baa3 or higher by or from Moody's and (ii) none of Level I Status, Level II Status or Level III Status exists.

                "Level V Status" exists at any date if, at such date, (i) the Applicable Indebtedness is rated or has received an Implied Rating of BB+ or higher by or from S&P and Ba1 or higher by or from Moody's and (ii) none of Level I Status, Level II Status, Level III Status or Level IV Status exists.

                "Level VI Status" exists at any date if, at such date, no other Status exists.

                "Moody's" means Moody's Investors Service, Inc.

                "S&P" means Standard & Poor's Corporation.

                "Status" refers to the determination of which of Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status exists at any date.


The credit ratings to be utilized for purposes of this Schedule are those assigned to senior unsecured long-term debt securities without third-party credit enhancement, and except as set forth in the definition of "Implied Rating" any rating assigned to any other debt security shall be disregarded. The rating in effect at any date is that in effect at the close of business on such date. If no Implied Rating is in effect, Status shall be determined as a function of the leverage ratio described in Section 9.08, with appropriate levels and related mechanics to be agreed by the Company and each of the Lenders.

                                       2